UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2012

PennyMac Mortgage Investment Trust

 (Exact Name of Registrant as Specified in Charter)

Maryland	001-34416	27-0186273
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

6101 Condor Drive, Moorpark, California	93021
(Address of Principal Executive Offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 16, 2012, PennyMac Mortgage Investment Trust (the “Company”) entered into an amendment (the “Amendment”) to its Management Agreement, dated as of August 4, 2009 (the “Management Agreement”), by and among the Company, PennyMac Operating Partnership, L.P. and PNMAC Capital Management, LLC (the “Manager”).

Pursuant to the terms of the Management Agreement, the Company is managed externally by the Manager, an investment adviser registered with the Securities and Exchange Commission that specializes in and focuses on residential mortgage loans.  In consideration for the management services provided by the Manager, the Company pays the Manager a base management fee and an incentive fee, both payable quarterly and in arrears.  The Management Agreement expires August 4, 2012 but automatically renews on its anniversary date unless previously terminated.

Pursuant to the terms of the Amendment, the definition of “shareholders’ equity,” which had previously excluded unrealized gains, losses or other non-cash items reflected in the Company’s financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), was amended to refer to GAAP shareholders’ equity without any such exclusions.  Shareholders’ equity is used to determine the base management fee payable by the Company to the Manager.  The purpose of the amendment is to better align the Manager’s base management fee with the Company’s investment strategy, which, in the pursuit of attractive investment opportunities, has evolved to include nonperforming mortgage loans that generate unrealized gains and correspondent lending activity that produces non-cash income through the retention of mortgage servicing rights.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Amendment, which has been filed with this Current Report on Form 8-K as Exhibit 1.1, the Management Agreement, which was filed as Exhibit 10.3 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2009, and Amendment No. 1 to Management Agreement, which was filed as Exhibit 10.4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2010.

Item 5.07.  Submission of Matters to a Vote of Security Holders

On May 16, 2012, the Company held its Annual Meeting of Shareholders (the “Meeting”) in Moorpark, California for the purpose of: (i) electing four (4) Class III trustees to serve on the board of trustees (the “Board”) until the 2015 Annual Meeting of Shareholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and (iii) approving, by non-binding vote, the Company’s executive compensation program.  The total number of common shares entitled to vote at the Meeting was 30,968,878, of which 27,905,111 shares, or 90.11%, were present in person or by proxy.

The final voting results for each of the proposals submitted to a vote of shareholders at the Meeting are as follows:

Proposal 1.  The election of four Class III trustees to serve on the Board until the 2015 Annual Meeting of Shareholders.

Trustee	Votes For	Votes Withheld	Broker Non-Votes

Randall D. Hadley	17,999,084	64,072	9,841,955

Clay A. Halvorsen	17,599,314	463,842	9,841,955

Stanford L. Kurland	17,972,279	90,877	9,841,955

David A. Spector	17,463,614	599,542	9,841,955

All Class III trustee nominees were elected.  The continuing trustees of the Company are Matthew Botein, Scott W. Carnahan, Joel S. Marcus, Stacey D. Stewart, and Frank P. Willey.

Proposal 2.  Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the 2012 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-Votes

27,736,176	125,729	43,206	0

Proposal 3.  Approval, by non-binding vote, of the Company’s executive compensation program.

Votes For	Votes Against	Abstentions	Broker Non-Votes

16,368,238	568,239	1,126,679	9,841,955

Further information regarding these proposals is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 6, 2012.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Amendment Number Two to Management Agreement, dated as of May 16, 2012, by and among PennyMac Mortgage Investment Trust, PennyMac Operating Partnership, L.P. and PNMAC Capital Management, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC MORTGAGE INVESTMENT TRUST

/s/ Anne D. McCallion

Dated: May 22, 2012
Anne D. McCallion
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Amendment Number Two to Management Agreement, dated as of May 16, 2012, by and among PennyMac Mortgage Investment Trust, PennyMac Operating Partnership, L.P. and PNMAC Capital Management, LLC